Fees Summary	Oct. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,120,695.80
Total Transaction Valuation	8,115,103,539.88
Total Offset Amount	0.00
Net Fee	$ 1,120,695.80